UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) – February 25, 2013

IEC ELECTRONICS CORP.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-6508	13-3458955
(Commission File Number)	(IRS Employer Identification No.)

105 Norton Street, Newark, New York 14513

(Address of principal executive offices) (Zip code)

(315) 331-7742

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01	Entry into a Material Definitive Agreement

Agreements with Jeffrey T. Schlarbaum

IEC Electronics Corp. (the “Company”) and Jeffrey T. Schlarbaum, former President of the Company, entered into a Supplemental Salary Continuation and Non-Competition Agreement and Release of Claims (“Supplemental Agreement”), dated February 25, 2013, a copy of which is filed herewith as Exhibit 10.1 and incorporated herein by reference. The Supplemental Agreement modifies Mr. Schlarbaum’s pre-existing obligations under his Salary Continuation and Non-Competition Agreement with the Company, dated effective as of October 1, 2010 (the “Existing Agreement”). A copy of the Existing Agreement was filed as Exhibit 10.22 to the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2010. The Supplemental Agreement modifies the terms of Mr. Schlarbaum’s non-competition and non-solicitation obligations, provides Mr. Schlarbaum with specified health insurance coverage for up to eighteen months subject to his not having obtained alternative employment with health insurance coverage, and contains the general release of claims contemplated by the Existing Agreement.

The Company and Mr. Schlarbaum also entered into a Restricted Stock Award Agreement Amendment 1 “Amendment”), dated February 25, 2013, modifying the vesting conditions for 5,000 shares of unvested restricted stock awarded to him on November 6, 2009 to permit vesting, contingent upon compliance with the Supplemental Agreement. A copy of the Amendment is filed herewith as Exhibit 10.2 and incorporated herein by reference.

The foregoing summaries of the Supplemental Agreement and the Amendment do not purport to be complete and are qualified in their entirety by reference to the agreements themselves, copies of which are filed herewith.

Section 9	Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit 10.1	Supplemental Salary Continuation and Non-Competition Agreement and Release of Claims, dated February 25, 2013, between IEC Electronics Corp. and Jeffrey T. Schlarbaum

Exhibit 10.2	Restricted Stock Award Agreement Amendment 1, dated February 25, 2013, between IEC Electronics Corp. and Jeffrey T. Schlarbaum

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IEC ELECTRONICS CORP.
(Registrant)

Date: February 28, 2013	By:	/s/ W. Barry Gilbert
W. Barry Gilbert
Chairman and Chief Executive Officer

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EXHIBIT INDEX

Exhibit 10.1	Supplemental Salary Continuation and Non-Competition Agreement and Release of Claims, dated February 25, 2013, between IEC Electronics Corp. and Jeffrey T. Schlarbaum

Exhibit 10.2	Restricted Stock Award Agreement Amendment 1, dated February 25, 2013, between IEC Electronics Corp. and Jeffrey T. Schlarbaum

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